Fees Summary	Sep. 17, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 32,949.50
Total Fee Amount	32,949.50
Total Transaction Valuation	215,215,555.00
Total Offset Amount	0.00
Net Fee	$ 0.00